Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Third Quarter 2021 Financial Results

•Record net revenue of $229.8 million, up 12% sequentially and up 47% year-over-year
•GAAP gross margin 56.5% and non-GAAP gross margin 61.3%, up 170 bps and 110 bps from previous quarter, respectively

Carlsbad, Calif. – October 27, 2021 – MaxLinear, Inc. (NYSE: MXL), a leading provider of RF, analog, digital and mixed-signal integrated circuits, today announced financial results for the third quarter ended September 30, 2021.

Third Quarter Financial Highlights
GAAP basis:
•Net revenue was $229.8 million, up 12% sequentially and up 47% year-over-year.
•GAAP gross margin was 56.5%, compared to 54.8% in the prior quarter, and 42.3% in the year-ago quarter.
•GAAP operating expenses were $106.0 million in the third quarter 2021, or 46% of net revenue, compared to $110.3 million in the prior quarter, or 54% of net revenue, and $100.8 million in the year-ago quarter, or 64% of net revenue.
•GAAP income from operations was 10% of revenue, compared to income from operations of 1% in the prior quarter, and loss from operations of 22% in the year-ago quarter.
•Net cash flow provided by operating activities was $84.1 million, compared to net cash flow provided by operating activities of $7.9 million in the prior quarter, and net cash flow used in operating activities of $16.6 million in the year-ago quarter.
•GAAP diluted earnings per share was $0.12, compared to diluted earnings per share of $0.01 in the prior quarter, and diluted loss per share of $0.50 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 61.3%. This compares to 60.2% in the prior quarter, and 58.0% in the year-ago quarter.
•Non-GAAP operating expenses were $74.4 million, or 32% of revenue, compared to $75.2 million or 37% of revenue in the prior quarter, and $61.1 million or 39% of revenue in the year-ago quarter.
•Non-GAAP income from operations was 29% of revenue, compared to 24% in the prior quarter, and 19% in the year-ago quarter.
•Non-GAAP diluted earnings per share was $0.75, compared to diluted earnings per share of $0.53 in the prior quarter, and diluted earnings per share of $0.32 in the year-ago quarter.

Management Commentary

“In the third quarter, revenue was up 12% sequentially and up 47% year-over-year, driven by growth across our broadband, connectivity and industrial and multi-market markets. Solid demand for our broadband access and connectivity and high-performance analog products was due to a combination of end-market strength and company-specific drivers, including platform-level silicon content increases and market share gains. Non-GAAP gross margin for Q3 of 61.3% is ahead of our original plan, as product mix shift towards higher value products continues to accelerate across broadband, connectivity, infrastructure, and high-performance analog end markets. We remain focused on improving the supply chain constraints to meet the strong and growing market demand for our connectivity, broadband, and infrastructure products in the short and long term,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

Fourth Quarter 2021 Business Outlook

The company expects revenue in the fourth quarter 2021 to be approximately $240 million to $250 million. The Company also estimates the following:
•GAAP gross margin of approximately 55.5% to 57.5%;
•Non-GAAP gross margin of approximately 60.0% to 62.0%;
•GAAP operating expenses of approximately $105.0 million to $109.0 million;
•Non-GAAP operating expenses of approximately $73.0 million to $77.0 million;
•GAAP interest and other expense of approximately $2.7 million to $2.8 million; and
•Non-GAAP interest and other expense of approximately $2.6 million to $2.7 million.
Webcast and Conference Call

MaxLinear will host its third quarter financial results conference call today, October 27, 2021 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until November 10, 2021. A replay of the conference call will also be available until November 10, 2021 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13724150.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for fourth quarter 2021 revenue, gross margins, and operating expenses as well as statements with respect to confidence in the Company’s outlook for the balance of 2021 and into 2022) and statements concerning expectations of potential developments in our target markets, including (without limitation) management’s views with respect to the prospects for and trends in our broadband, connectivity and 5G wireless and fiber-optic high-speed interconnect infrastructure markets. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business and future operating results include, without limitation, increasing supply chain risks within our industry, including increases in shipping and material costs and substantial shipping delays resulting in extended lead-times; inflation trends in our supply chain and in the global economy generally; the on-going impact of the COVID-19 pandemic on our business, including the extent to which our broadband businesses will continue to benefit from work-from-home and similar initiatives as the pandemic abates; the impact of our indebtedness and limitations on our operating flexibility based on financial and operating covenants in the applicable term loan agreements, including (without limitation) debt covenant restrictions that may limit our ability to obtain additional financing, granting liens, undergoing certain fundamental changes, or making investments or certain restricted payments, and selling assets; risks associated with our ability to realize improved profitability from our Wi-Fi and Broadband assets business; intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; our reliance on a limited number of third party manufacturers; our lack of long-term supply contracts and dependence on limited sources of supply, which may be adversely affected by the pandemic; uncertainties concerning how end user markets for our products will develop, including in particular markets we have entered more recently such as broadband and Wi-Fi and 5G wireless and fiber-optic data center high-speed interconnect infrastructure markets but also existing markets which we previously referred to as connected home; and uncertainties concerning the outcome of global trade negotiations, export control limitations, and heightened geopolitical risks generally.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on February 11, 2021, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which we expect to file soon. All forward-looking statements are based on the estimates, projections and assumptions of management as of October 27, 2021, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2021, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2020, which we settled in shares of common stock in 2021; (iv) amortization of inventory fair value adjustments; (v) amortization of purchased intangible assets; (vi) research and development funded by others; (vii) acquisition and integration costs related to our acquisitions; (viii) professional fees and settlement costs related to IP and commercial litigation matters; (ix) severance and other restructuring charges; (x) impairment losses on intangible assets; (xi) loss from extinguishment of debt; (xii) other non-recurring interest and other income (expenses), net attributable to acquisitions and (xiii) non-cash income tax benefits and expenses. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2020 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2021. We currently expect that bonus awards under our fiscal 2021 program will be settled in common stock in the first quarter of fiscal 2022.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, amortization of inventory fair value adjustments, acquisition and integration costs primarily consisting of professional and consulting fees, and amortization of discount on deferred purchase price payments to interest expense.
Research and development funded by others represents proceeds received under a contract for a jointly funded R&D project to develop technology that may be commercialized into a product in the future. Such proceeds have not yet been recognized in GAAP results as the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions.
Impairment losses relate to certain intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Loss on extinguishment of debt is related to the charge-off of remaining unamortized debt discount and issuance costs on debt we repaid early with proceeds from a new term loan in June 2021.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the fourth quarter 2021.
About MaxLinear, Inc.
MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
IR@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020
Net revenue	$229,774	$205,376	$156,633
Cost of net revenue	99,981	92,833	90,427
Gross profit	129,793	112,543	66,206
Operating expenses:
Research and development	67,538	74,416	55,816
Selling, general and administrative	38,469	35,885	41,685
Restructuring charges	—	38	3,280
Total operating expenses	106,007	110,339	100,781
Income (loss) from operations	23,786	2,204	(34,575)
Interest income	28	18	27
Interest expense	(2,649)	(3,741)	(3,569)
Loss on extinguishment of debt	—	(5,221)	—
Other income (expense), net	(105)	(537)	(719)
Total other income (expense), net	(2,726)	(9,481)	(4,261)
Income (loss) before income taxes	21,060	(7,277)	(38,836)
Income tax provision (benefit)	11,802	(8,010)	(2,191)
Net income (loss)	$9,258	$733	$(36,645)
Net income (loss) per share:
Basic	$0.12	$0.01	$(0.50)
Diluted	$0.12	$0.01	$(0.50)
Shares used to compute net income (loss) per share:
Basic	76,582	75,930	73,402
Diluted	79,815	79,026	73,402

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Nine months ended
	September 30, 2021	September 30, 2020
Net revenue	$644,509	$283,880
Cost of net revenue	290,454	154,169
Gross profit	354,055	129,711
Operating expenses:
Research and development	205,120	109,489
Selling, general and administrative	110,823	93,787
Impairment losses	—	86
Restructuring charges	2,204	3,833
Total operating expenses	318,147	207,195
Income (loss) from operations	35,908	(77,484)
Interest income	46	283
Interest expense	(10,596)	(8,228)
Loss on extinguishment of debt	(5,221)	—
Other income (expense), net	(746)	(620)
Total other income (expense), net	(16,517)	(8,565)
Income (loss) before income taxes	19,391	(86,049)
Income tax provision (benefit)	5,598	(12,128)
Net income (loss)	$13,793	$(73,921)
Net income (loss) per share:
Basic	$0.18	$(1.02)
Diluted	$0.17	$(1.02)
Shares used to compute net income (loss) per share:
Basic	75,795	72,729
Diluted	79,048	72,729

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020
Operating Activities
Net income (loss)	$9,258	$733	$(36,645)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization and depreciation	23,117	21,997	20,554
Amortization of inventory fair value adjustments	—	—	14,445
Amortization of debt issuance costs and accretion of discount on debt and leases	513	918	579
Stock-based compensation	16,022	13,966	14,145
Deferred income taxes	6,866	(6,002)	3,834
Loss on disposal of property and equipment	145	20	—
Impairment of leasehold improvements	—	—	156
Impairment of leased right-of-use assets	—	—	1,464
Loss on extinguishment of debt	—	5,221	—
(Gain) loss on foreign currency and other	(24)	387	601
Excess tax benefits on stock based awards	(738)	(2,822)	(152)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	28,454	(47,800)	(63,569)
Inventory	(28,844)	(6,254)	(17,349)
Prepaid expenses and other assets	39	3,588	(35,131)
Leased right-of-use assets	—	36	79
Accounts payable, accrued expenses and other current liabilities	28,743	8,652	61,958
Accrued compensation	8,616	13,857	15,364
Accrued price protection liability	(5,319)	(344)	12,108
Lease liabilities	(2,723)	(2,345)	(1,566)
Other long-term liabilities	(48)	4,043	(7,459)
Net cash provided by (used in) operating activities	84,077	7,851	(16,584)
Investing Activities
Purchases of property and equipment	(9,624)	(11,158)	(5,196)
Purchases of intangible assets	(5,504)	—	(375)
Cash used in acquisitions, net of cash acquired	(7,500)	(7,500)	(160,000)
Net cash used in investing activities	(22,628)	(18,658)	(165,571)
Financing Activities
Proceeds from the issuance of debt	—	350,000	—
Payment of debt issuance cost	(17)	(4,127)	(2,696)
Repayment of debt	(20,000)	(349,813)	—
Net proceeds from issuance of common stock	192	4,796	628
Minimum tax withholding paid on behalf of employees for restricted stock units	(976)	(2,663)	(1,393)
Repurchase of common stock	(1,008)	(4,464)	—
Net cash provided by (used in) financing activities	(21,809)	(6,271)	171,539
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(520)	(681)	(71)
Increase (decrease) in cash, cash equivalents and restricted cash	39,120	(17,759)	(10,687)
Cash, cash equivalents and restricted cash at beginning of period	131,434	149,193	107,429
Cash, cash equivalents and restricted cash at end of period	$170,554	$131,434	$96,742

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Nine months ended
	September 30, 2021	September 30, 2020
Operating Activities
Net income (loss)	$13,793	$(73,921)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Amortization and depreciation	67,439	53,819
Impairment losses	—	86
Amortization of inventory fair value adjustments	—	14,445
Amortization of debt issuance costs and accretion of discount on debt and leases	2,584	1,386
Stock-based compensation	42,943	33,057
Deferred income taxes	1,405	(5,253)
Loss on disposal of property and equipment	533	—
Impairment of leasehold improvements	226	319
Impairment of leased right-of-use assets	429	1,508
Loss on extinguishment of debt	5,221	—
Loss on foreign currency	384	375
Excess tax benefits on stock-based awards	(5,369)	(530)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	(39,425)	(54,592)
Inventory	(29,440)	(20,180)
Prepaid expenses and other assets	33,487	(34,357)
Leased right-of-use assets	72	405
Accounts payable, accrued expenses and other current liabilities	35,054	67,193
Accrued compensation	23,849	23,121
Accrued price protection liability	1,636	5,439
Lease liabilities	(7,070)	(4,275)
Other long-term liabilities	4,449	(8,721)
Net cash provided by (used in) operating activities	152,200	(676)
Investing Activities
Purchases of property and equipment	(26,934)	(10,132)
Purchases of intangible assets	(6,616)	(388)
Cash used in acquisitions, net of cash acquired	(35,000)	(160,000)
Purchases of available-for-sale securities	(5,000)	—
Net cash used in investing activities	(73,550)	(170,520)
Financing Activities
Proceeds from the issuance of debt	350,000	175,000
Payment of debt issuance cost	(4,144)	(2,696)
Repayment of debt	(389,813)	—
Net proceeds from issuance of common stock	6,286	5,270
Minimum tax withholding paid on behalf of employees for restricted stock units	(11,081)	(2,892)
Repurchase of common stock	(8,145)	—
Net cash provided by (used in) financing activities	(56,897)	174,682
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,233)	139
Increase in cash, cash equivalents and restricted cash	20,520	3,625
Cash, cash equivalents and restricted cash at beginning of period	150,034	93,117
Cash, cash equivalents and restricted cash at end of period	$170,554	$96,742

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2021	June 30, 2021	September 30, 2020
Assets
Current assets:
Cash and cash equivalents	$169,424	$130,312	$96,570
Short-term restricted cash	107	107	111
Accounts receivable, net	106,867	135,321	105,355
Inventory	127,347	98,502	104,471
Prepaid expenses and other current assets	14,535	13,866	43,546
Total current assets	418,280	378,108	350,053
Long-term restricted cash	1,023	1,015	61
Property and equipment, net	53,022	48,104	37,258
Leased right-of-use assets	23,668	22,847	11,876
Intangible assets, net	163,894	174,964	232,148
Goodwill	302,828	302,828	302,576
Deferred tax assets	84,660	91,526	72,537
Other long-term assets	6,519	7,235	1,270
Total assets	$1,053,894	$1,026,627	$1,007,779

Liabilities and stockholders’ equity
Current liabilities	$231,274	$211,789	$211,374
Long-term lease liabilities	21,400	20,445	9,406
Long-term debt	326,027	343,022	372,457
Other long-term liabilities	17,650	17,704	17,734
Stockholders’ equity	457,543	433,667	396,808
Total liabilities and stockholders’ equity	$1,053,894	$1,026,627	$1,007,779

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020
GAAP gross profit	$129,793	$112,543	$66,206
Stock-based compensation	151	148	143
Performance based equity	123	127	180
Amortization of inventory fair value adjustments	—	—	14,445
Amortization of purchased intangible assets	10,743	10,743	9,901
Non-GAAP gross profit	140,810	123,561	90,875

GAAP R&D expenses	67,538	74,416	55,816
Stock-based compensation	(7,691)	(7,268)	(6,056)
Performance based equity	(6,642)	(8,249)	(6,190)
Research and development funded by others	—	(3,800)	—
Acquisition and integration costs	—	(38)	—
Non-GAAP R&D expenses	53,205	55,061	43,570

GAAP SG&A expenses	38,469	35,885	41,685
Stock-based compensation	(8,179)	(6,551)	(7,349)
Performance based equity	(3,120)	(3,357)	(2,991)
Amortization of purchased intangible assets	(5,811)	(5,816)	(6,057)
Acquisition and integration costs	(135)	(25)	(7,762)
IP litigation costs, net	—	—	(35)
Non-GAAP SG&A expenses	21,224	20,136	17,491

GAAP restructuring expenses	—	38	3,280
Restructuring charges	—	(38)	(3,280)
Non-GAAP restructuring expenses	—	—	—

GAAP income (loss) from operations	23,786	2,204	(34,575)
Total non-GAAP adjustments	42,595	46,160	64,389
Non-GAAP income from operations	66,381	48,364	29,814

GAAP loss on extinguishment of debt	—	(5,221)	—
Loss on extinguishment of debt	—	5,221	—
Non-GAAP loss on extinguishment of debt	—	—	—

GAAP and non-GAAP interest and other income (expense), net	(2,726)	(4,260)	(4,261)
Non-recurring interest and other income (expense), net	73	133	—
Non-GAAP interest and other income (expense), net	(2,653)	(4,127)	(4,261)

GAAP income (loss) before income taxes	21,060	(7,277)	(38,836)
Total non-GAAP adjustments	42,668	51,514	64,389
Non-GAAP income before income taxes	63,728	44,237	25,553

GAAP income tax provision (benefit)	11,802	(8,010)	(2,191)
Adjustment for non-cash tax benefits/expenses	(7,979)	10,665	3,724
Non-GAAP income tax provision	3,823	2,655	1,533

GAAP net income (loss)	9,258	733	(36,645)
Total non-GAAP adjustments before income taxes	42,668	51,514	64,389
Less: total tax adjustments	(7,979)	10,665	3,724
Non-GAAP net income	$59,905	$41,582	$24,020

Shares used in computing non-GAAP basic net income per share	76,582	75,930	73,402
Shares used in computing non-GAAP diluted net income per share	79,815	79,026	75,324
Non-GAAP basic net income per share	$0.78	$0.55	$0.33
Non-GAAP diluted net income per share	$0.75	$0.53	$0.32

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Nine months ended
	September 30, 2021	September 30, 2020
GAAP gross profit	$354,055	$129,711
Stock-based compensation	468	417
Performance based equity	332	358
Amortization of inventory fair value adjustments	—	14,445
Amortization of purchased intangible assets	32,233	27,063
Non-GAAP gross profit	387,088	171,994

GAAP R&D expenses	205,120	109,489
Stock-based compensation	(22,121)	(14,842)
Performance based equity	(19,489)	(9,994)
Research and development funded by others	(3,800)	—
Acquisition and integration costs	(130)	—
Non-GAAP R&D expenses	159,580	84,653

GAAP SG&A expenses	110,823	93,787
Stock-based compensation	(20,354)	(17,202)
Performance based equity	(8,367)	(5,271)
Amortization of purchased intangible assets	(17,697)	(17,329)
Acquisition and integration costs	(1,721)	(13,122)
IP litigation costs, net	(11)	(149)
Non-GAAP SG&A expenses	62,673	40,714

GAAP impairment losses	—	86
Impairment losses	—	(86)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	2,204	3,833
Restructuring charges	(2,204)	(3,833)
Non-GAAP restructuring expenses	—	—

GAAP income (loss) from operations	35,908	(77,484)
Total non-GAAP adjustments	128,927	124,111
Non-GAAP income from operations	164,835	46,627

GAAP loss on extinguishment of debt	(5,221)	—
Loss on extinguishment of debt	5,221	—
Non-GAAP loss on extinguishment of debt	—	—

GAAP and non-GAAP interest and other income (expense), net	(11,296)	(8,565)
Non-recurring interest and other income (expense), net	516	—
Non-GAAP interest and other income (expense), net	(10,780)	(8,565)

GAAP income (loss) before income taxes	19,391	(86,049)
Total non-GAAP adjustments	134,664	124,111
Non-GAAP income before income taxes	154,055	38,062

GAAP income tax provision (benefit)	5,598	(12,128)
Adjustment for non-cash tax benefits/expenses	3,645	14,412
Non-GAAP income tax provision	9,243	2,284

GAAP net income (loss)	13,793	(73,921)
Total non-GAAP adjustments before income taxes	134,664	124,111
Less: total tax adjustments	3,645	14,412
Non-GAAP net income	$144,812	$35,778

Shares used in computing non-GAAP basic net income per share	75,795	72,729
Shares used in computing non-GAAP diluted net income per share	79,048	73,925
Non-GAAP basic net income per share	$1.91	$0.49
Non-GAAP diluted net income per share	$1.83	$0.48

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020
GAAP gross profit	56.5%	54.8%	42.3%
Stock-based compensation	0.1%	0.1%	0.1%
Performance based equity	0.1%	0.1%	0.1%
Amortization of inventory fair value adjustments	—%	—%	9.2%
Amortization of purchased intangible assets	4.7%	5.2%	6.3%
Non-GAAP gross profit	61.3%	60.2%	58.0%

GAAP R&D expenses	29.4%	36.2%	35.6%
Stock-based compensation	(3.4)%	(3.5)%	(3.9)%
Performance based equity	(2.9)%	(4.0)%	(4.0)%
Research and development funded by others	—%	(1.9)%	—%
Acquisition and integration costs	—%	—%	—%
Non-GAAP R&D expenses	23.2%	26.8%	27.8%

GAAP SG&A expenses	16.7%	17.5%	26.6%
Stock-based compensation	(3.6)%	(3.2)%	(4.7)%
Performance based equity	(1.4)%	(1.6)%	(1.9)%
Amortization of purchased intangible assets	(2.5)%	(2.8)%	(3.9)%
Acquisition and integration costs	(0.1)%	—%	(5.0)%
IP litigation costs, net	—%	—%	—%
Non-GAAP SG&A expenses	9.2%	9.8%	11.2%

GAAP impairment losses	—%	—%	—%
Impairment losses	—%	—%	—%
Non-GAAP impairment losses	—%	—%	—%

GAAP restructuring expenses	—%	—%	2.1%
Restructuring charges	—%	—%	(2.1)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP income (loss) from operations	10.4%	1.1%	(22.1)%
Total non-GAAP adjustments	18.5%	22.5%	41.1%
Non-GAAP income from operations	28.9%	23.6%	19.0%

GAAP loss on extinguishment of debt	—%	(2.5)%	—%
Loss on extinguishment of debt	—%	2.5%	—%
Non-GAAP loss on extinguishment of debt	—%	—%	—%

GAAP and non-GAAP interest and other income (expense), net	(1.2)%	(2.1)%	(2.7)%
Non-recurring interest and other income (expense), net	—%	0.1%	—%
Non-GAAP interest and other income (expense), net	(1.2)%	(2.0)%	(2.7)%

GAAP income (loss) before income taxes	9.2%	(3.5)%	(24.8)%
Total non-GAAP adjustments before income taxes	18.6%	25.1%	41.1%
Non-GAAP income before income taxes	27.7%	21.5%	16.3%

GAAP income tax provision (benefit)	5.1%	(3.9)%	(1.4)%
Adjustment for non-cash tax benefits/expenses	(3.5)%	5.2%	2.4%
Non-GAAP income tax provision	1.7%	1.3%	1.0%

GAAP net income (loss)	4.0%	0.4%	(23.4)%
Total non-GAAP adjustments before income taxes	18.6%	25.1%	41.1%
Less: total tax adjustments	(3.5)%	5.2%	2.4%
Non-GAAP net income	26.1%	20.3%	15.3%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Nine months ended
	September 30, 2021	September 30, 2020
GAAP gross profit	54.9%	45.7%
Stock-based compensation	0.1%	0.2%
Performance based equity	0.1%	0.1%
Amortization of inventory fair value adjustments	—%	5.1%
Amortization of purchased intangible assets	5.0%	9.5%
Non-GAAP gross profit	60.1%	60.6%

GAAP R&D expenses	31.8%	38.6%
Stock-based compensation	(3.4)%	(5.2)%
Performance based equity	(3.0)%	(3.5)%
Research and development funded by others	(0.6)%	—%
Acquisition and integration costs	—%	—%
Non-GAAP R&D expenses	24.8%	29.8%

GAAP SG&A expenses	17.2%	33.0%
Stock-based compensation	(3.2)%	(6.1)%
Performance based equity	(1.3)%	(1.9)%
Amortization of purchased intangible assets	(2.8)%	(6.1)%
Acquisition and integration costs	(0.3)%	(4.6)%
IP litigation costs, net	—%	(0.1)%
Non-GAAP SG&A expenses	9.7%	14.3%

GAAP impairment losses	—%	0.03%
Impairment losses	—%	(0.03)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	0.3%	1.4%
Restructuring charges	(0.3)%	(1.4)%
Non-GAAP restructuring expenses	—%	—%

GAAP income (loss) from operations	5.6%	(27.3)%
Total non-GAAP adjustments	20.0%	43.7%
Non-GAAP income from operations	25.6%	16.4%

GAAP loss on extinguishment of debt	(0.8)%	—%
Loss on extinguishment of debt	0.8%	—%
Non-GAAP loss on extinguishment of debt	—%	—%

GAAP and non-GAAP interest and other income (expense), net	(1.8)%	(3.0)%
Non-recurring interest and other income (expense), net	0.1%	—%
Non-GAAP interest and other income (expense), net	(1.7)%	(3.0)%

GAAP income (loss) before income taxes	3.0%	(30.3)%
Total non-GAAP adjustments	20.9%	43.7%
Non-GAAP income before income taxes	23.9%	13.4%

GAAP income tax provision (benefit)	0.9%	(4.3)%
Adjustment for non-cash tax benefits/expenses	0.6%	5.1%
Non-GAAP income tax provision	1.4%	0.8%

GAAP net income (loss)	2.1%	(26.0)%
Total non-GAAP adjustments before income taxes	20.9%	43.7%
Less: total tax adjustments	0.6%	5.1%
Non-GAAP net income	22.5%	12.6%